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Economic Data Tables
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                                                    LIST OF TABLES

ONTARIO ECONOMY                                                                                            TABLE NUMBER

G-7 COMPARISON

ONTARIO, INTERNATIONAL MERCHANDISE TRADE

CANADA, INTERNATIONAL MERCHANDISE TRADE
Canada, International Merchandise Trade by Major Region, 2001........................................................20

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                                                LIST OF TABLES (Cont'd)

DEMOGRAPHIC CHARACTERISTICS                                                                                TABLE NUMBER
Ontario, Selected Demographic Characteristics, 1981-2016.............................................................21
Ontario, Components of Population Growth, 1992-93 to 2001-02.........................................................22

ONTARIO LABOUR MARKETS

ONTARIO ECONOMIC REGIONS

        (Note: Data in the tables may not add to totals due to rounding.)

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Table 1
Outlook for the Ontario Economy
---------------------------------------------------------------------------------------------------------------
                                                                               (Annual Average Per Cent Change)
                                                            Actual               Private-Sector Average
---------------------------------------------------------------------------------------------------------------
                                                        2000        2001        2002p        2003p        2004p
-------------------------------------------------------------------------------------------------- ------------
Gross Domestic Product

Real                                                     4.6         1.5          3.5          3.5          3.9
Nominal                                                  6.0         2.4          4.7          5.4          5.8

Other Economic Indicators

Retail Sales                                             7.3         2.6          5.5          5.2          4.6
Housing Starts - Units (000s)                           71.5        73.3         84.3         77.8         70.7
Personal Income                                          7.5         3.8          3.5          5.4          5.4
Pre-tax Corporate Profits                                0.4       -15.6          4.7          4.6         10.2
Consumer Price Index (1992=100)                          2.9         3.1          2.1          2.4          1.9

Labour Market

Unemployment Rate (%)                                    5.7         6.3          7.1          6.7          6.4
p = private-sector projection.
Sources:      Statistics Canada, Canada Mortgage and Housing Corporation, Ontario Ministry of Finance and Ministry of
              Finance Survey of Private-Sector Forecasts (November 2002).

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Table 2
Ontario, Gross Domestic Product, 1988-2001
----------------------------------------------------------------------------------------------------------------
                                                                                                    ($ Billions)
----------------------------------------------------------------------------------------------------------------
                                              1988      1989      1990       1991       1992      1993      1994
--------------------------------------------------------------------------------- ------------------------------
Real GDP (chained $1997)                     312.0     322.5     316.9      304.5      307.2     310.2     328.5

   Consumption                               169.4     175.7     176.3      172.9      175.3     177.7     183.1
   Government                                 62.9      65.6      69.1       72.3       72.6      72.1      72.9
   Residential Construction                   22.3      24.4      19.4       16.3       17.1      15.6      15.9
   Non-residential Construction               13.5      14.4      13.1       12.5       10.9       8.8       7.8
   Machinery and Equipment                    19.8      20.4      19.5       18.0       18.5      17.7      20.2
   Exports                                   158.0     164.3     164.3      159.4      165.5     179.4     198.1
   Imports                                   138.8     145.8     143.2      142.2      149.8     158.7     169.4

Nominal Gross Domestic Product               256.4     278.8     282.8      283.1      286.5     293.4     311.1

Table 2 (continued)                                                                                 ($ Billions)
                                              1995      1996      1997       1998       1999      2000      2001
--------------------------------------------------------------------------------- ------------------------------
Real GDP (chained $1997)                     340.1     343.8     359.4      376.7      405.4     424.1     430.5

   Consumption                               186.6     190.9     200.1      207.1      217.0     226.6     231.7
   Government                                 73.3      70.6      70.5       72.0       74.8      77.1      80.3
   Residential Construction                   13.7      15.0      17.2       16.8       19.2      20.2      20.7
   Non-residential Construction                7.5       9.2      10.0       10.2       11.1      10.6      10.5
   Machinery and Equipment                    22.3      23.7      29.3       31.3       34.6      37.1      36.0
   Exports                                   213.8     225.6     242.6      260.4      288.5     306.3     296.0
   Imports                                   180.5     189.4     213.3      223.3      241.2     257.3     243.7

Nominal Gross Domestic Product               329.3     338.2     359.4      377.9      409.1     433.4     443.9
Sources:      Statistics Canada and Ontario Ministry of Finance.

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Table 3
Ontario, Growth in Gross Domestic Product, 1988-2001
                                                                                               (Per Cent Change)
----------------------------------------------------------------------------------------------------------------
                                              1988      1989      1990       1991       1992      1993      1994
---------------------------------------------------------------------- ---------- ------------------------------
Real GDP (chained $1997)                       5.4       3.4      -1.7       -3.9        0.9       1.0       5.9

   Consumption                                 5.3       3.7       0.3       -1.9        1.4       1.3       3.1
   Government                                  5.6       4.2       5.3        4.5        0.4      -0.7       1.1
   Residential Construction                    1.9       9.1     -20.2      -15.9        4.5      -8.7       2.0
   Non-residential Construction                8.8       6.6      -9.0       -4.9      -12.9     -18.7     -12.2
   Machinery and Equipment                    16.1       3.1      -4.8       -7.2        2.4      -4.4      14.6
   Exports                                     7.8       3.9       0.0       -3.0        3.9       8.4      10.4
   Imports                                    12.9       5.0      -1.8       -0.7        5.3       5.9       6.8

Nominal Gross Domestic Product                11.1       8.7       1.5        0.1        1.2       2.4       6.0

Table 3 (continued)                                                                            (Per Cent Change)
                                              1995      1996      1997       1998       1999      2000      2001
---------------------------------------------------------------------- ---------- ------------------------------
Real GDP (chained $1997)                       3.5       1.1       4.5        4.8        7.6       4.6       1.5

   Consumption                                 1.9       2.3       4.8        3.5        4.8       4.4       2.3
   Government                                  0.7      -3.7      -0.1        2.0        3.9       3.1       4.1
   Residential Construction                  -14.0       9.6      14.5       -1.8       14.0       5.3       2.4
   Non-residential Construction               -2.7      21.5       9.2        1.6        9.3      -4.2      -1.1
   Machinery and Equipment                     9.9       6.7      23.3        6.8       10.7       7.3      -3.1
   Exports                                     7.9       5.6       7.5        7.3       10.8       6.1      -3.3
   Imports                                     6.6       4.9      12.6        4.7        8.0       6.7      -5.3

Nominal Gross Domestic Product                 5.9       2.7       6.3        5.2        8.3       6.0       2.4
Sources:      Statistics Canada and Ontario Ministry of Finance.

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Table 4
Ontario, Selected Economic Indicators, 1988-2001
----------------------------------------------------------------------------------------------------------------
                                                     1988     1989     1990     1991      1992     1993     1994
--------------------------------------------------------- -------- -------- -------- ---------------------------
Retail Sales* ($ Billions)                           69.8     72.6     72.6     67.3      68.9     71.7     76.9
Housing Starts - Units (000s)                        99.9     93.3     62.6     52.8      55.8     45.1     46.6
Personal Income ($ Billions)                        208.8    229.0    241.7    247.7     253.8    256.1    260.7
Pre-tax Corporate Profits ($ Billions)               29.4     27.4     19.8     14.6      14.5     17.9     27.9
Consumer Price Index (1992 = 100)                    85.3     90.2     94.6     99.0     100.0    101.8    101.8
Labour Force (000s)                                 5,354    5,470    5,533    5,544     5,542    5,581    5,574
Employment (000s)                                   5,083    5,193    5,191    5,016     4,949    4,974    5,039
Unemployment Rate (%)                                 5.1      5.1      6.2      9.5      10.7     10.9      9.6

Table 4 (continued)                                  1995     1996     1997     1998      1999     2000     2001
--------------------------------------------------------- -------- -------- -------- ---------------------------
Retail Sales* ($ Billions)                           79.6     80.2     86.4     92.4      99.2    106.4    109.2
Housing Starts - Units (000s)                        35.8     43.1     54.1     53.8      67.2     71.5     73.3
Personal Income ($ Billions)                        271.4    276.3    289.5    304.7     322.5    346.7    359.9
Pre-tax Corporate Profits ($ Billions)               33.1     34.2     37.5     39.5      49.2     49.4     41.7
Consumer Price Index (1992 = 100)                   104.3    105.9    107.9    108.9     111.0    114.2    117.7
Labour Force (000s)                                 5,620    5,695    5,801    5,914     6,071    6,228    6,364
Employment (000s)                                   5,131    5,181    5,313    5,490     5,688    5,872    5,963
Unemployment Rate (%)                                 8.7      9.0      8.4      7.2       6.3      5.7      6.3
*        Retail sales include Federal Sales Taxes up to 1990 but exclude GST after 1990.
Sources:      Statistics Canada, Ontario Ministry of Finance and Canada Mortgage and Housing Corporation.

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Table 5
Ontario, Economic Indicators, Annual Change, 1988-2001
----------------------------------------------------------------------------------------------------------------
                                                                                               (Per Cent Change)
----------------------------------------------------------------------------------------------------------------
                                                        1988     1989    1990     1991     1992    1993     1994
------------------------------------------------------------ ---------------- ----------------------------------
Retail Sales*                                            7.8      4.0     0.0     -7.2      2.3     4.1      7.2
Housing Starts                                          -5.0     -6.6   -32.9    -15.7      5.6   -19.1      3.3
Personal Income                                         11.3      9.7     5.5      2.5      2.5     0.9      1.8
Pre-tax Corporate Profits                               14.7     -6.7   -27.8    -26.0     -0.8    23.1     55.8
Consumer Price Index                                     4.8      5.7     4.9      4.7      1.0     1.8      0.0
Labour Force                                             2.8      2.2     1.2      0.2      0.0     0.7     -0.1
Employment                                               3.9      2.2     0.0     -3.4     -1.3     0.5      1.3

Table 5 (continued)                                                                            (Per Cent Change)
                                                        1995     1996    1997     1998     1999    2000     2001
------------------------------------------------------------ ---------------- ----------------------------------
Retail Sales*                                            3.6      0.7     7.8      6.9      7.3     7.3      2.6
Housing Starts                                         -23.2     20.2    25.6     -0.4     24.9     6.4      2.5
Personal Income                                          4.1      1.8     4.8      5.2      5.9     7.5      3.8
Pre-tax Corporate Profits                               18.7      3.3     9.9      5.2     24.7     0.4    -15.6
Consumer Price Index                                     2.5      1.5     1.9      0.9      1.9     2.9      3.1
Labour Force                                             0.8      1.3     1.9      1.9      2.6     2.6      2.2
Employment                                               1.8      1.0     2.6      3.3      3.6     3.2      1.5
*         Retail sales include Federal Sales Taxes up to 1990 but exclude GST after 1990.
Sources:   Statistics Canada, Ontario Ministry of Finance and Canada Mortgage and Housing Corporation.

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Table 6
Ontario, Real Gross Domestic Product by Industry, 1998-2001
                                                                                                     ($ Millions)
-----------------------------------------------------------------------------------------------------------------
                                                                            1998       1999       2000       2001
-----------------------------------------------------------------------------------------------------------------
Goods Producing Industries ($1997)                                       109,382    117,676    122,260    118,019
  Primary Industries                                                       7,196      7,762      7,632      7,244
  Utilities                                                                9,722      9,858     10,262     10,187
  Construction                                                            15,604     17,683     18,485     19,490
  Manufacturing1                                                          76,860     82,374     85,881     81,098

Services Producing Industries                                            238,050    256,090    269,393    278,452
  Wholesale and Retail Trade                                              39,994     44,193     47,084     47,938
  Transportation and Warehousing                                          14,319     15,341     16,035     15,700
  Information and Cultural (incl. Telecommunications)                     12,133     14,716     16,712     18,429
  Finance, Insurance, Real Estate, Rental and Leasing                     74,129     78,873     82,450     85,489
  Professional, Scientific and Technical Services                         15,677     18,060     20,085     21,561
  Administrative and Other Support Services                                7,861      8,566      9,137      9,465
  Educational Services                                                    17,179     17,503     17,430     17,489
  Health Care and Social Assistance                                       19,889     20,617     21,076     21,712
  Arts, Entertainment and Recreation                                       3,140      3,373      3,599      3,638
  Accommodation and Food Services                                          7,575      8,079      8,287      8,492
  Other Services (excl. Public Administration)                             7,711      8,184      8,339      8,587
  Public Administration                                                   18,442     18,584     19,159     19,952

Total Production ($1997) at Basic Prices                                 347,432    373,766    391,653    396,471
-----------------------------------------------------------------------------------------------------------------
Note:
1.       See Table 8 for detailed manufacturing industries.
Sources:      Statistics Canada and Ontario Ministry of Finance.
                                                                     --------------------------------------------

                                                                     --------------------------------------------

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Table 7
Ontario, Growth in Real Gross Domestic Product by Industry, 1998-2001
                                                                                               (Per Cent Change)
----------------------------------------------------------------------------------------------------------------
                                                                         1998        1999       2000        2001
----------------------------------------------------------------------------------------------------------------
Goods Producing Industries ($1997)                                        5.1         7.6        3.9        -3.5
     Primary Industries                                                   4.9         7.9       -1.7        -5.1
     Utilities                                                           -3.0         1.4        4.1        -0.7
     Construction                                                         0.5        13.3        4.5         5.4
     Manufacturing1                                                       7.3         7.2        4.3        -5.6

Services Producing Industries                                             4.7         7.6        5.2         3.4
     Wholesale and Retail Trade                                          10.0        10.5        6.5         1.8
     Transportation and Warehousing                                       1.7         7.1        4.5        -2.1
     Information and Cultural (incl. Telecommunications)                  6.1        21.3       13.6        10.3
     Finance, Insurance, Real Estate, Rental and Leasing                  3.3         6.4        4.5         3.7
     Professional, Scientific and Technical Services                     12.7        15.2       11.2         7.4
     Administrative and Other Support Services                            7.7         9.0        6.7         3.6
     Educational Services                                                 1.5         1.9       -0.4         0.3
     Health Care and Social Assistance                                    0.9         3.7        2.2         3.0
     Arts, Entertainment and Recreation                                  -0.9         7.4        6.7         1.1
     Accommodation and Food Services                                      8.2         6.7        2.6         2.5
     Other Services (excl. Public Administration)                         4.1         6.1        1.9         3.0
     Public Administration                                                0.9         0.8        3.1         4.1

Total Production ($1997) at Basic Prices                                  4.9         7.6        4.8         1.2
----------------------------------------------------------------------------------------------------------------
Note:
1.       See Table 9 for detailed manufacturing industries.
Sources:      Statistics Canada and Ontario Ministry of Finance.
                                                                    --------------------------------------------

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Table 8
Ontario, Real Gross Domestic Product in
Selected Manufacturing Industries, 1998-2001
                                                                                              ($ Millions)
                                                                 1998         1999        2000        2001
--------------------------------------------------------------------- ------------------------------------
Manufacturing ($1997)                                          76,860       82,374      85,881      81,098
Food                                                            6,990        6,818       7,016       7,518
Beverage and Tobacco                                            2,587        2,610       2,637       2,736
Clothing                                                          935          857         851         809
Leather                                                           164          139         101          87
Textile Products                                                  870          798         779         702
Wood Products                                                   1,636        1,575       1,688       1,683
Paper                                                           3,323        3,367       3,352       3,159
Printing                                                        2,235        2,215       2,233       2,259
Petroleum and Coal Products                                       626          651         647         655
Chemical Products                                               6,466        6,738       6,773       6,793
Plastic and Rubber Products                                     4,549        5,016       5,210       5,358
Non-metallic Mineral Products                                   2,161        2,124       2,202       2,158
Primary and Fabricated Metal                                   10,667       11,221      11,615      11,296
Machinery                                                       5,715        5,502       5,483       5,017
Computer and Electronic Products                                4,910        6,537       9,167       7,064
Electrical Equipment                                            2,320        2,343       2,682       2,328
Transportation Equipment                                       17,274       20,302      19,770      18,067
  Of Which: Motor Vehicle, Body and Parts                      14,824       17,843      17,723      16,178
Furniture and Related Products                                  2,259        2,329       2,709       2,534
Miscellaneous Manufacturing                                     1,174        1,232         969         873
--------------------------------------------------------------------- ------------------------------------
Sources:      Statistics Canada and Ontario Ministry of Finance.
                                               ---------------------- ------------------------------------

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Table 9
Ontario, Growth in Real Gross Domestic Product in
Selected Manufacturing Industries, 1998-2001
                                                                                         (Per Cent Change)
                                                                 1998         1999        2000        2001
--------------------------------------------------------------------- ------------------------------------
Manufacturing ($1997)                                             7.3          7.2         4.3        -5.6
Food                                                              9.1         -2.5         2.9         7.2
Beverage and Tobacco                                              6.0          0.9         1.0         3.8
Clothing                                                          2.9         -8.3        -0.7        -5.0
Leather                                                           4.3        -14.8       -27.8       -13.9
Textile Products                                                 17.2         -8.2        -2.4        -9.8
Wood Products                                                     9.1         -3.7         7.2        -0.3
Paper                                                            -3.9          1.3        -0.4        -5.7
Printing                                                          0.9         -0.9         0.8         1.2
Petroleum and Coal Products                                       5.1          4.1        -0.6         1.2
Chemical Products                                                 5.4          4.2         0.5         0.3
Plastic and Rubber Products                                       4.8         10.3         3.9         2.9
Non-metallic Mineral Products                                    17.4         -1.7         3.7        -2.0
Primary and Fabricated Metal                                      6.8          5.2         3.5        -2.7
Machinery                                                         7.1         -3.7        -0.4        -8.5
Computer and Electronic Products                                 12.0         33.1        40.2       -22.9
Electrical Equipment                                              2.1          1.0        14.5       -13.2
Transportation Equipment                                          7.7         17.5        -2.6        -8.6
  Of Which: Motor Vehicle, Body and Parts                         7.0         20.4        -0.7        -8.7
Furniture and Related Products                                   23.9          3.1        16.3        -6.5
Miscellaneous Manufacturing                                       9.8          5.0       -21.4        -9.9
--------------------------------------------------------------------- ------------------------------------
Sources:      Statistics Canada and Ontario Ministry of Finance.
                                               ---------------------- ------------------------------------

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Table 10
Ontario, Housing Market Indicators, 1995-2001
------------------------------------------------------------------------------------------------------------------------
                                                   1995       1996       1997       1998       1999      2000       2001
------------------------------------------------------------------------------------------------------------- ----------
Residential Construction
Current $ Millions*                              13,279     14,549     17,154     17,227     20,136    21,831     23,070
                                                  -13.5        9.6       17.9        0.4       16.9       8.4        5.7

   New Construction*                              5,933      6,489      8,257      8,351     10,560    11,514     12,319
                                                  -20.1        9.4       27.2        1.1       26.5       9.0        7.0

   Alterations and Improvements*                  5,015      5,383      5,711      5,758      6,088     6,644      6,559
                                                   -1.3        7.3        6.1        0.8        5.7       9.1       -1.3

   Transfer Costs*                                2,321      2,677      3,186      3,118      3,488     3,673      4,192
                                                  -18.2       14.8       19.0       -2.1       11.9       5.3       14.1

Housing Starts (000s)*                             35.8       43.1       54.1       53.8       67.2      71.5       73.3
                                                  -23.2       20.2       25.6       -0.4       24.9       6.4        2.5

Home Resales (000s)*                              105.0      137.9      140.6      138.5      148.7     147.2      162.3
                                                   -8.9       31.4        1.9       -1.5        7.4      -1.0       10.3

Average Resale Home Price ($)*                  154,606    155,662    164,382    167,115    174,049   183,841    193,357
                                                   -3.5        0.7        5.6        1.7        4.1       5.6        5.2
------------------------------------------------------------------------------------------------------------- ----------
*        Per cent change is shown on second line.
Sources:      Statistics Canada, Canada Mortgage and Housing Corporation, Canadian Real Estate Association and Ontario Ministry of
              Finance.
                                            ----------------------------------------------------------------- ----------

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Table 11
Selected Financial Indicators, 1988-2001
                                                                                                      (Per Cent)
                                                       1988      1989    1990     1991     1992    1993     1994
----------------------------------------------------------- ----------------- ------------------------- --------
Interest Rates
   Bank Rate                                            9.7      12.3    13.1      9.0      6.8     5.1      5.8
   Prime Rate                                          10.8      13.3    14.1      9.9      7.5     5.9      6.9
   10-Year Government Bonds                             9.8       9.8    10.8      9.4      8.1     7.2      8.4
   Three-month T-Bills                                  9.5      12.1    12.8      8.7      6.6     4.8      5.5
Mortgage Rates
   5-Year Rate                                         11.6      12.1    13.4     11.1      9.5     8.8      9.5
   1-Year Rate                                         10.8      12.9    13.4     10.1      7.9     6.9      7.8
Household Debt Burden*
   Consumer                                            20.1      20.6    21.3     21.1     21.0    21.0     22.3
   Mortgage                                            46.6      49.2    53.3     55.8     59.2    62.2     65.3
   Total                                               66.7      69.8    74.6     76.9     80.1    83.2     87.6

Table 11 (continued)                                                                                  (Per Cent)
----------------------------------------------------------------------------------------------------------------
                                                       1995      1996    1997     1998     1999    2000     2001
----------------------------------------------------------- ----------------- ------------------------- --------
Interest Rates
   Bank Rate                                            7.1       4.5     3.5      5.1      4.9     5.8      4.3
   Prime Rate                                           8.6       6.1     5.0      6.6      6.4     7.3      5.8
   10-Year Government Bonds                             8.1       7.2     6.1      5.3      5.6     5.9      5.5
   Three-month T-Bills                                  6.9       4.2     3.3      4.7      4.7     5.5      3.8
Mortgage Rates
   5-Year Rate                                          9.2       7.9     7.1      6.9      7.6     8.4      7.4
   1-Year Rate                                          8.4       6.2     5.5      6.5      6.8     7.9      6.1
Household Debt Burden*
   Consumer                                            23.1      24.3    25.9     27.5     28.1    29.7     30.3
   Mortgage                                            65.4      67.1    68.5     69.0     68.7    67.4     67.3
   Total                                               88.5      91.5    94.4     96.4     96.9    97.1     97.6
----------------------------------------------------------- ----------------- ------------------------- --------
*    Canadian household debt as a share of personal disposable income.
Note:All data are annual averages.
Sources:Statistics Canada and Bank of Canada.
                                                   -------- ----------------- ------------------------- --------

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Table 12
Ontario and the G-7, Real Gross Domestic Product Growth, 1988-2001
----------------------------------------------------------------------------------------------------------------
                                                                                                      (Per Cent)
----------------------------------------------------------------------------------------------------------------
                                                  1988     1989      1990      1991      1992     1993      1994
--------------------------------------------------------------- --------- ---------------------------- ---------
Ontario                                            5.4      3.4      -1.7      -3.9       0.9      1.0       5.9
Canada                                             5.0      2.6       0.2      -2.1       0.9      2.3       4.8
France                                             4.2      4.3       2.6       1.0       1.5     -1.0       2.0
Germany                                            3.7      3.6       5.7       5.0       2.2     -1.1       2.3
Italy                                              3.9      2.9       2.0       1.4       0.8     -0.9       2.2
Japan                                              6.5      5.3       5.3       3.1       0.9      0.4       1.0
United Kingdom                                     5.2      2.2       0.8      -1.4       0.2      2.5       4.7
United States                                      4.2      3.5       1.8      -0.5       3.0      2.7       4.0

Table 12 (continued)                                                                                  (Per Cent)
----------------------------------------------------------------------------------------------------------------
                                                  1995     1996      1997      1998      1999     2000      2001
--------------------------------------------------------------- --------- ---------------------------- ---------
Ontario                                            3.5      1.1       4.5       4.8       7.6      4.6       1.5
Canada                                             2.8      1.6       4.2       4.1       5.4      4.5       1.5
France                                             1.7      1.1       1.9       3.5       3.3      4.0       1.8
Germany                                            1.7      0.8       1.4       2.0       1.8      3.0       0.6
Italy                                              2.9      1.1       2.0       1.8       1.6      2.9       1.8
Japan                                              1.6      3.5       1.8      -1.1       0.7      2.4      -0.6
United Kingdom                                     2.9      2.6       3.4       2.9       2.4      3.1       1.9
United States                                      2.7      3.6       4.4       4.3       4.1      3.8       0.3
--------------------------------------------------------------- --------- ---------------------------- ---------
Sources:      OECD, U.S. Department of Commerce and Statistics Canada.
                                            ------------------- --------- ---------------------------- ---------

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Table 13
Ontario and the G-7, Employment Growth, 1988-2001
                                                                                                      (Per Cent)
                                                1988      1989      1990      1991      1992      1993      1994
------------------------------------------ --------- --------- --------- --------- --------- -------------------
Ontario                                          3.9       2.2       0.0      -3.4      -1.3       0.5       1.3
Canada                                           3.2       2.2       0.8      -1.8      -0.7       0.8       2.0
France                                           0.9       1.5       1.1       0.2      -0.5      -1.3      -0.1
Germany                                          0.7       2.2       4.9       2.5      -1.3      -1.1      -0.6
Italy                                            1.1       0.1       1.8       0.9      -0.7      -4.5      -1.6
Japan                                            1.7       1.9       2.0       1.9       1.1       0.2       0.0
United Kingdom                                   3.9       3.3       1.0      -1.9      -2.4      -1.1       0.9
United States                                    2.2       2.1       1.2      -0.9       0.7       1.5       2.3

Table 13 (continued)                                                                                  (Per Cent)
                                                1995      1996      1997      1998      1999      2000      2001
------------------------------------------ --------- --------- --------- --------- --------- -------------------
Ontario                                          1.8       1.0       2.6       3.3       3.6       3.2       1.5
Canada                                           1.9       0.8       2.3       2.7       2.8       2.6       1.1
France                                           0.8       0.2       0.6       2.0       2.4       2.7       1.8
Germany                                          0.1      -0.4      -0.4       1.4       1.0       0.5       0.1
Italy                                           -0.6       0.5       0.4       1.1       1.2       1.9       2.0
Japan                                            0.1       0.4       1.1      -0.7      -0.8      -0.2      -0.5
United Kingdom                                   1.1       1.2       1.9       1.2       2.4       1.4       0.8
United States                                    1.5       1.4       2.2       1.5       1.5       1.3      -0.1
Sources:      OECD, U.S. Bureau of Labor Statistics and Statistics Canada.

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Table 14
Ontario and the G-7, Unemployment Rates, 1988-2001
                                                                                                      (Per Cent)
                                                  1988      1989     1990      1991      1992     1993      1994
------------------------------------------------------------------------- ---------------------------- ---------
Ontario                                            5.1       5.1      6.2       9.5      10.7     10.9       9.6
Canada                                             7.8       7.5      8.1      10.3      11.2     11.4      10.4
France                                             9.6       9.1      8.6       9.1      10.0     11.3      11.8
Germany                                            6.2       5.6      4.8       4.2       6.6      7.9       8.4
Italy                                              9.7       9.7      8.9       8.5       8.7     10.1      11.0
Japan                                              2.5       2.3      2.1       2.1       2.2      2.5       2.9
United Kingdom                                     8.5       7.1      6.9       8.6       9.8     10.2       9.4
United States                                      5.5       5.3      5.6       6.8       7.5      6.9       6.1

Table 14 (continued)                                                                                  (Per Cent)
----------------------------------------------------------------------------------------------------------------
                                                  1995      1996     1997      1998      1999     2000      2001
------------------------------------------------------------------------- ---------------------------- ---------
Ontario                                            8.7       9.0      8.4       7.2       6.3      5.7       6.3
Canada                                             9.4       9.6      9.1       8.3       7.6      6.8       7.2
France                                            11.4      11.9     11.8      11.4      10.7      9.3       8.6
Germany                                            8.2       8.9      9.9       9.3       8.6      7.9       7.9
Italy                                             11.5      11.5     11.7      11.6      11.2     10.5       9.4
Japan                                              3.1       3.4      3.4       4.1       4.7      4.7       5.0
United Kingdom                                     8.5       8.0      6.9       6.1       5.8      5.3       5.0
United States                                      5.6       5.4      4.9       4.5       4.2      4.0       4.8
------------------------------------------------------------------------- ---------------------------- ---------
Sources:  OECD, U.S. Bureau of Labor Statistics and Statistics Canada.
                                            ----------------------------- ---------------------------- ---------

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Table 15
Ontario and the G-7, CPI Inflation Rates, 1988-2001
                                                                                                      (Per Cent)
----------------------------------------------------------------------------------------------------------------
                                             1988      1989       1990      1991       1992       1993      1994
-------------------------------------------------------------------------------- -------------------------------
Ontario                                       4.8       5.7        4.9       4.7        1.0        1.8       0.0
Canada                                        4.0       5.0        4.8       5.6        1.5        1.8       0.2
France                                        2.7       3.5        3.6       3.2        2.4        2.1       1.7
Germany                                       1.3       2.8        2.7       4.0        5.1        4.4       2.8
Italy                                         5.1       6.3        6.5       6.2        5.3        4.6       4.1
Japan                                         0.7       2.3        3.1       3.2        1.7        1.3       0.7
United Kingdom                                4.9       7.8        9.5       5.9        3.7        1.6       2.5
United States                                 4.1       4.8        5.4       4.2        3.0        3.0       2.6

Table 15 (continued)                                                                                  (Per Cent)
----------------------------------------------------------------------------------------------------------------
                                             1995      1996       1997      1998       1999       2000      2001
-------------------------------------------------------------------------------- -------------------------------
Ontario                                       2.5       1.5        1.9       0.9        1.9        2.9       3.1
Canada                                        2.2       1.6        1.6       0.9        1.7        2.7       2.6
France                                        1.8       2.0        1.2       0.8        0.6        1.6       1.7
Germany                                       1.7       1.4        1.9       0.9        0.6        2.0       2.4
Italy                                         5.2       4.0        2.0       2.0        1.7        2.5       2.7
Japan                                        -0.1       0.1        1.7       0.7       -0.3       -0.7      -0.7
United Kingdom                                3.4       2.4        3.1       3.4        1.6        2.9       1.8
United States                                 2.8       3.0        2.3       1.6        2.2        3.4       2.8
-------------------------------------------------------------------------------- -------------------------------
Sources:  OECD, U.S. Bureau of Labor Statistics and Statistics Canada.
                                      ------------------------------------------ -------------------------------

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Table 16
G-7, Exchange Rates, 1988-2001
                                                                          (Foreign Currency per Canadian Dollar)
                                                  1988     1989      1990      1991      1992     1993      1994
--------------------------------------------------------------- -------------------------------------- ---------
Euro*                                            -        -         -         -         -        -         -
France                                           4.831    5.376     4.651     4.902     4.367    4.386     4.050
Germany                                          1.422    1.585     1.381     1.441     1.289    1.280     1.184
Italy                                           1052.6   1162.8    1020.4    1075.3    1020.4   1219.5    1176.5
Japan                                            104.1    116.3     123.5     117.2     104.7     85.8      74.7
United Kingdom                                   0.456    0.515     0.480     0.493     0.469    0.516     0.478
United States                                    0.812    0.845     0.857     0.873     0.827    0.775     0.732

Table 16 (continued)                                                      (Foreign Currency per Canadian Dollar)
                                                  1995     1996      1997      1998      1999     2000      2001
--------------------------------------------------------------- -------------------------------------- ---------
Euro*                                            -        -         -         -         0.631    0.730     0.721
France                                           3.631    3.750     4.211     3.968     4.139    4.787     4.730
Germany                                          1.043    1.103     1.251     1.183     1.234    1.427     1.410
Italy                                           1186.2   1131.2    1228.5    1168.2    1222.5   1412.4    1396.6
Japan                                             68.0     79.7      87.3      87.8      76.3     72.6      78.4
United Kingdom                                   0.461    0.470     0.441     0.407     0.416    0.444     0.448
United States                                    0.729    0.733     0.722     0.674     0.673    0.673     0.646
--------------------------------------------------------------- -------------------------------------- ---------
*        Introduced January 4, 1999.
Note:    All data are annual averages.
Source:  Bank of Canada.
                                            ------------------- -------------------------------------- ---------

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Table 17
Ontario, International Merchandise Exports by Major Commodity1, 2001
---------------------------------------------------------------------------------------------------------------
                                                                                          Value        Per Cent
                                                                                   ($ Millions)        of Total
                                                                                --------------- ---------------

----------------------------------------------------------------------------------------------- ---------------
Motor Vehicles, Parts and Accessories                                                    76,003            37.7
Machinery and Mechanical Appliances                                                      24,503            12.1
Electrical Machinery and Equipment                                                       10,548             5.2
Plastics and Plastic Articles                                                             7,255             3.6
Pulp; Paper and Allied Products                                                           6,592             3.3
Non-ferrous Metals and Allied Products                                                    6,438             3.2
Furniture and Fixtures, Signs, Prefabricated Buildings                                    4,938             2.4
Prepared Foodstuffs, Beverages and Tobacco                                                4,550             2.3
Other Chemical Products                                                                   3,546             1.8
Articles of Iron and Steel                                                                3,324             1.6
Mineral Products                                                                          3,318             1.6
Aircraft, Spacecraft and Parts                                                            3,252             1.6
Scientific, Professional and Photo Equipment, Clocks                                      3,039             1.5
Wood and Wood Products                                                                    2,947             1.5
Precious Metals, Stones and Coins                                                         2,899             1.4
Iron and Steel                                                                            2,305             1.1
Rubber and Rubber Articles                                                                2,112             1.0
Live Animals; Animal Products                                                             1,799             0.9
Articles of Stone, Cement, Ceramic and Glass                                              1,538             0.8
Vegetable Products; Fats and Oils                                                         1,470             0.7
Organic Chemicals                                                                         1,416             0.7
Textiles and Textile Articles                                                             1,380             0.7
Pharmaceutical Products                                                                   1,299             0.6
Inorganic Chemicals; Chemical Elements and Compounds                                      1,138             0.6
Printed Matter                                                                              963             0.5
Railway, Rolling Stock and Parts                                                            739             0.4
Apparel and Clothing Accessories                                                            701             0.3
Toys, Games and Sports Equipment                                                            573             0.3
Hides, Leather, Travel Goods and Furs                                                       397             0.2
Miscellaneous Articles; Works of Art                                                        295             0.1
Other Textile and Clothing Articles                                                         222             0.1
Ships, Boats and Floating Structures                                                         78             0.0
Headgear, Umbrellas, Artificial Flowers                                                      49             0.0
Footwear                                                                                     48             0.0
Other Commodities2                                                                       20,052             9.9

Total Exports                                                                           201,723           100.0
----------------------------------------------------------------------------------------------- ---------------
Notes:
1.       Ontario Ministry of Enterprise, Opportunity and Innovation definition of product groupings based on two-digit Harmonized
         System Codes. Data are customs based.
2.       Other Commodities includes re-exports and special transactions.
Source:  Industry Canada.
                                                                                --------------- ---------------

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---------------------------------------------------------------------------------------------------------------
Table 18
Ontario, International Merchandise Imports by Major Commodity1, 2001
----------------------------------------------------------------------------------------------- ---------------

                                                                                          Value        Per Cent
                                                                                   ($ Millions)        of Total
                                                                                --------------- ---------------

----------------------------------------------------------------------------------------------- ---------------
Motor Vehicles, Parts and Accessories                                                    45,695            21.2
Machinery and Mechanical Appliances                                                      43,073            20.0
Electrical Machinery and Equipment                                                       26,529            12.3
Scientific, Professional and Photo Equipment, Clocks                                      8,760             4.1
Plastics and Plastic Articles                                                             8,373             3.9
Other Chemical Products                                                                   7,681             3.6
Non-ferrous Metals and Allied Products                                                    7,228             3.4
Prepared Foodstuffs, Beverages and Tobacco                                                5,300             2.5
Pharmaceutical Products                                                                   4,553             2.1
Pulp; Paper and Allied Products                                                           4,498             2.1
Articles of Iron and Steel                                                                4,354             2.0
Vegetable Products; Fats and Oils                                                         4,044             1.9
Furniture and Fixtures, Signs, Prefabricated Buildings                                    3,819             1.8
Rubber and Rubber Articles                                                                3,539             1.6
Organic Chemicals                                                                         3,172             1.5
Articles of Stone, Cement, Ceramic and Glass                                              3,020             1.4
Iron and Steel                                                                            3,005             1.4
Textiles and Textile Articles                                                             2,815             1.3
Mineral Products                                                                          2,802             1.3
Printed Matter                                                                            2,424             1.1
Aircraft, Spacecraft and Parts                                                            2,398             1.1
Apparel and Clothing Accessories                                                          2,346             1.1
Toys, Games and Sports Equipment                                                          1,981             0.9
Live Animals; Animal Products                                                             1,739             0.8
Precious Metals, Stones and Coins                                                         1,665             0.8
Wood and Wood Products                                                                    1,321             0.6
Inorganic Chemicals; Chemical Elements and Compounds                                      1,086             0.5
Footwear                                                                                    740             0.3
Hides, Leather, Travel Goods and Furs                                                       714             0.3
Miscellaneous Articles; Works of Art                                                        665             0.3
Railway, Rolling Stock and Parts                                                            613             0.3
Other Textile and Clothing Articles                                                         532             0.2
Ships, Boats and Floating Structures                                                        189             0.1
Headgear, Umbrellas, Artificial Flowers                                                     161             0.1
Other Commodities2                                                                        4,533             2.1

Total Imports                                                                           215,368           100.0
----------------------------------------------------------------------------------------------- ---------------
Notes:
1.       Ontario Ministry of Enterprise, Opportunity and Innovation definition of product groupings based on two-digit Harmonized
         System Codes.  Data are customs based.
2.       Other Commodities includes trans-shipments from one province to another through a foreign jurisdiction and special transactions.
Source:  Industry Canada.
                                                                                --------------- ---------------

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Table 19
Ontario, International Merchandise Trade by Major Region, 2001
---------------------------------------------------------------------------------------------------------------
                                                      Exports         Per Cent         Imports         Per Cent
                                                 ($ Millions)         of Total    ($ Millions)         of Total
                                            -------------------------------------------------- ----------------

---------------------------------------------------------------------------------------------- ----------------
United States                                         187,872             93.1         156,701             72.8
Western Europe                                          6,473              3.2          16,825              7.8
     European Union                                     5,516              2.7          15,709              7.3
     Other Western Europe                                 957              0.5           1,116              0.5
Eastern Europe                                            299              0.1             626              0.3
Asia                                                    3,257              1.6          23,096             10.7
Oceania (Pacific)                                         462              0.2             649              0.3
     Pacific Rim                                        3,599              1.8          22,914             10.6
Caribbean                                                 342              0.2             171              0.1
Latin America                                           2,275              1.1          11,956              5.6
     Mexico                                             1,370              0.7           9,717              4.5
Middle East                                               474              0.2             534              0.2
Africa                                                    270              0.1             322              0.1
Re-imports (Canada)                                         0              0.0           4,489              2.1

Total                                                 201,723            100.0         215,368            100.0
---------------------------------------------------------------------------------------------- ----------------
Note:    Data are customs based, and include re-exports.
Source:  Industry Canada.
                                            -------------------------------------------------- ----------------

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Table 20
Canada, International Merchandise Trade by Major Region, 2001
---------------------------------------------------------------------------------------------------------------
                                                      Exports         Per Cent          Imports        Per Cent
                                                 ($ Millions)         of Total     ($ Millions)        of Total
                                            -------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
United States                                         350,734             87.1          218,306            63.6
Western Europe                                         19,702              4.9           43,377            12.6
     European Union                                    18,312              4.6           38,392            11.2
     Other Western Europe                               1,390              0.3            4,985             1.5
Eastern Europe                                            758              0.2            1,546             0.5
Asia                                                   19,594              4.9           46,441            13.5
Oceania (Pacific)                                       1,313              0.3            2,162             0.6
     Pacific Rim                                       19,980              5.0           46,632            13.6
Caribbean                                               1,057              0.3            1,075             0.3
Latin America                                           5,969              1.5           17,774             5.2
     Mexico                                             2,722              0.7           12,118             3.5
Middle East                                             1,809              0.4            2,865             0.8
Africa                                                  1,526              0.4            2,312             0.7
Re-imports (Canada)                                         2              0.0            7,136             2.1

Total                                                 402,466            100.0          342,993           100.0
---------------------------------------------------------------------------------------------------------------
Note:    Data are customs based.
Source:  Industry Canada.
                                            -------------------------------------------------------------------

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Table 21
Ontario, Selected Demographic Characteristics, 1981-20161
-----------------------------------------------------------------------------------------------------------------
                                                       Estimates2                        Projections3
                                                 1981      1991      2001             2006        2011       2016
------------------------------------------------------------------------- ---------------- ----------------------
Total Population (000s)                         8,811    10,428    11,895           12,609      13,313     14,008
Annual Average Growth
     Over Preceding Year Shown (%)                1.2       1.7       1.3              1.2         1.1        1.0

Median Age (Years)                               30.4      33.3      36.8             38.2        39.4       40.4

Age Group Shares (%)
     0-14                                        21.6      20.1      19.2             17.9        16.5       16.0
     15-24                                       19.0      14.5      13.2             13.3        13.4       12.6
     25-44                                       29.5      34.2      31.9             30.1        28.5       28.0
     45-64                                       19.9      19.6      23.2             25.8        27.9       28.1
     65-74                                        6.1       7.0       7.0              6.8         7.4        8.8
     75+                                          3.8       4.6       5.6              6.0         6.3        6.5

Total Fertility Rate                              1.6       1.6        NA              1.5         1.5        1.5

Life Expectancy (Years)
     Male                                        72.5      75.0        NA             77.6        78.3       79.1
     Female                                      79.2      81.0        NA             82.3        82.8       83.3

Families (000s)4                                2,279     2,727     3,191               NA          NA         NA
Households (000s)4                              2,970     3,638     4,219            4,857       5,262      5,667
------------------------------------------------------------------------- ---------------- ----------------------
Notes:
1.   Population figures are for July (Census year).
2.   Estimates by Statistics Canada based on the 1996 Census adjusted for net Census undercoverage.
3.   Projections by Ontario Ministry of Finance released in August 2002 are based on 2001 preliminary estimates by
     Statistics Canada (1996 Census-based).
4.   Family and Household Census data and projections from Statistics Canada.  Household projections based on 1996
     Census.
Sources:      Statistics Canada population estimates and Ontario Ministry of Finance population projections.
                                           ------------------------------ ---------------- ----------------------

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Table 22
Ontario, Components of Population Growth, 1992-93 to 2001-021
-----------------------------------------------------------------------------------------------------------------
                                                                                                      (Thousands)
-----------------------------------------------------------------------------------------------------------------
                                                            1992-93     1993-94    1994-95    1995-96     1996-97
------------------------------------------------------------------- --------------------------------- -----------
Population at Beginning of Period                          10,570.5    10,690.4   10,827.5   10,964.9    11,100.9

Births                                                        148.7       147.1      147.2      143.1       136.3
Deaths                                                         74.6        77.3       78.2       77.7        80.4
Immigrants                                                    145.0       119.6      119.8      115.4       119.6
Net Emigrants3                                                  9.0         9.6       10.3       10.2        25.0
Interprovincial Arrivals                                       66.4        64.6       66.9       69.1        70.0
Interprovincial Departures                                     80.6        74.0       69.7       71.9        68.0
Net Change in Non-permanent Residents                         -54.4       -12.0      -16.9      -12.2        -3.9
Population Growth During Period                               120.0       137.1      137.4      136.0       148.8

Population at End of Period 2                              10,690.4    10,827.5   10,964.9   11,100.9    11,249.5

Population Growth (%)                                           1.1         1.3        1.3        1.2         1.3

Table 22 (continued)                                                                                  (Thousands)
-----------------------------------------------------------------------------------------------------------------
                                                            1997-98     1998-99    1999-00    2000-01     2001-02
------------------------------------------------------------------- --------------------------------- -----------
Population at Beginning of Period                          11,249.5    11,387.4   11,527.9   11,697.6    11,894.9

Births                                                        133.2       130.8      131.1      127.6       127.5
Deaths                                                         80.1        81.3       82.6       85.2        89.0
Immigrants                                                    106.5        91.9      116.7      150.0       152.8
Net Emigrants3                                                 27.7        29.3       31.0       32.8        34.8
Interprovincial Arrivals                                       75.2        72.8       78.9       74.5        81.7
Interprovincial Departures                                     66.0        56.1       56.5       55.9        74.4
Net Change in Non-permanent Residents                          -3.2        10.6       13.2       19.1         9.6
Population Growth During Period                               139.8       141.2      168.8      197.3       173.4

Population at End of Period 2                              11,387.4    11,527.9   11,697.6   11,894.9    12,068.3

Population Growth (%)                                           1.2         1.2        1.5        1.7         1.5
------------------------------------------------------------------- --------------------------------- -----------
Notes:
1.       Data are from July 1 to June 30 (Census year).
2.       The sum of the components does not equal the total change in population due to residual errors.
3.       Net emigrants = Emigrants minus returning emigrants. From 1996-97, the number of emigrants also includes persons living temporarily abroad.
Source:Statistics Canada.

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Table 23
Ontario, Labour Force, 1988-2001
----------------------------------------------------------------------------------------------------------------
                                               1988       1989      1990      1991      1992      1993      1994
----------------------------------------- --------- ------------------------------------------------------------
Labour Force (000s)                           5,354      5,470     5,533     5,544     5,542     5,581     5,574
Annual Labour Force Growth (%)                  2.8        2.2       1.2       0.2       0.0       0.7      -0.1
Participation Rate (%)
Male                                           78.6       78.8      78.0      76.4      75.1      74.4      73.5
Female                                         61.0       61.3      61.4      61.0      60.0      59.5      58.8
Share of Labour Force (%)
Youth (15-24)                                  21.4       20.6      19.6      18.6      18.1      17.3      16.8
Older Worker (45+)                             25.9       26.0      26.3      26.6      27.4      28.0      28.8

Table 23 (continued)
----------------------------------------- ----------------------------------------------------------------------
                                               1995       1996      1997      1998      1999      2000      2001
----------------------------------------- --------- ------------------------------------------------------------
Labour Force (000s)                           5,620      5,695     5,801     5,914     6,071     6,228     6,364
Annual Labour Force Growth (%)                  0.8        1.3       1.9       1.9       2.6       2.6       2.2
Participation Rate (%)
Male                                           72.9       72.6      72.8      72.6      73.2      73.4      73.5
Female                                         58.7       58.9      59.1      59.7      60.4      61.2      61.4
Share of Labour Force (%)
Youth (15-24)                                  16.4       16.2      15.9      15.7      16.0      16.1      15.9
Older Worker (45+)                             29.1       29.5      30.2      30.6      31.3      32.0      32.5
----------------------------------------- --------- ------------------------------------------------------------
Source:Statistics Canada.
                                          --------- ------------------------------------------------------------

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Table 24
Ontario, Employment, 1988-2001
----------------------------------------------------------------------------------------------------------------
                                                   1988      1989     1990      1991     1992      1993     1994
----------------------------------------------------------------------------------------------------------------
Total Employment (000s)                           5,083     5,193    5,191     5,016    4,949     4,974    5,039
Male                                              2,823     2,875    2,851     2,717    2,661     2,688    2,729
Female                                            2,260     2,318    2,340     2,299    2,288     2,286    2,311
Annual Employment Growth (%)                        3.9       2.2      0.0      -3.4     -1.3       0.5      1.3
Net Job Creation (000s)                             190       111       -2      -176      -67        25       65
Private-sector Employment (000s)                  4,135     4,225    4,174     3,986    3,899     3,912    3,974
Broader Public-sector
Employment (000s)1                                  947       969    1,018     1,029    1,050     1,062    1,065
Manufacturing Employment
(% of total)                                       20.8      20.1     19.2      18.0     17.3      16.5     16.6
Services Employment
(% of total)                                       68.7      68.9     70.0      71.7     72.7      73.8     74.0
Part-time (% of total)                             16.7      16.7     17.1      18.3     18.6      19.7     19.0
Average Hours Worked
Per Week2                                          38.2      38.5     38.1      37.3     36.7      37.2     37.6

Table 24 (continued)                               1995      1996     1997      1998     1999      2000     2001
----------------------------------------------------------------------------------------------------------------
Total Employment (000s)                           5,131     5,181    5,313     5,490    5,688     5,872    5,963
Male                                              2,777     2,798    2,879     2,952    3,058     3,146    3,184
Female                                            2,353     2,383    2,435     2,538    2,630     2,726    2,779
Annual Employment Growth (%)                        1.8       1.0      2.6       3.3      3.6       3.2      1.5
Net Job Creation (000s)                              91        50      133       177      198       184       91
Private-sector Employment (000s)                  4,078     4,163    4,317     4,466    4,653     4,817    4,915
Broader Public-sector
Employment (000s)1                                1,052     1,018      996     1,024    1,035     1,055    1,048
Manufacturing Employment
(% of total)                                       17.1      17.4     17.7      18.0     18.4      18.7     18.2
Services Employment
(% of total)                                       73.7      73.6     73.4      73.2     72.7      72.7     73.1
Part-time (% of total)                             18.8      19.3     19.2      18.6     18.0      17.9     17.8
Average Hours Worked
Per Week2                                          37.2      37.6     37.8      37.8     37.9      38.1     37.5
----------------------------------------------------------------------------------------------------------------
Notes:
1.       Broader Public Sector includes Public Administration, Health Care and Social Assistance, and Educational
         Services, except for certain private-sector components such as offices of health practitioners and some private-
         sector educational institutions.  Industry groupings are based on the North American Industry Classification
         System (NAICS).
2.       Average actual hours worked per week at all jobs, excluding persons not at work, in reference week.
Sources:Statistics Canada and Ontario Ministry of Finance.
                                              ------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                       96

                              Economic Data Tables
-------------------------------------------------------------------------------------------------------------------

Table 25
Ontario, Unemployment, 1988-2001
----------------------------------------------------------------------------------------------------------------
                                                 1988      1989      1990      1991     1992      1993      1994
----------------------------------------------------- -------------------------------------- -------------------
Total Unemployment (000s)                         271       276       342       528      593       607       535
Unemployment Rate (%)                             5.1       5.1       6.2       9.5     10.7      10.9       9.6
   Male                                           4.7       4.8       6.2      10.0     11.9      11.5      10.0
   Female                                         5.6       5.4       6.1       8.9      9.3      10.1       9.1
   Toronto CMA1                                   3.8       4.0       5.2       9.5     11.2      11.4      10.4
   Northern Ontario                               8.0       7.3       8.1      11.4     12.6      12.4      11.6
   Youth (15-24)                                  7.9       7.7      10.0      15.0     17.4      17.5      15.5
   Older Workers (45+)                            3.6       3.3       4.0       6.8      7.4       7.6       7.0
Unemployment (% of total)
   Long-term (27 weeks+)                         12.8      13.2      13.7      22.5     29.7      33.4      32.3
   Youth (15-24)                                 33.2      31.3      31.7      29.3     29.5      27.8      27.1
   Older Workers (45+)                           18.3      17.0      16.9      19.0     19.0      19.5      21.1
Average Duration (weeks)2                        13.4      13.5      13.7      18.5     23.3      26.9      27.5
   Youth (15-24)                                  8.6       8.4      10.0      13.5     16.6      18.4      17.8
   Older Workers (45+)                           20.0      19.5      18.9      22.7     29.7      33.7      34.6

Table 25 (continued)                             1995      1996      1997      1998     1999      2000      2001
----------------------------------------------------- -------------------------------------- -------------------
Total Unemployment (000s)                         489       515       488       424      383       356       402
Unemployment Rate (%)                             8.7       9.0       8.4       7.2      6.3       5.7       6.3
   Male                                           8.9       9.0       8.2       7.1      6.2       5.5       6.4
   Female                                         8.5       9.0       8.7       7.2      6.4       5.9       6.2
   Toronto CMA1                                   8.6       9.1       8.0       7.0      6.1       5.5       6.3
   Northern Ontario                               9.9      10.7      10.4      11.0      9.0       8.2       7.9
   Youth (15-24)                                 14.6      14.9      16.4      14.4     13.1      11.8      12.5
   Older Workers (45+)                            6.5       6.4       5.9       5.3      4.2       4.0       4.4
Unemployment (% of total)
   Long-term (27 weeks+)                         29.4      28.3      25.5      21.8     19.0      15.4      12.9
   Youth (15-24)                                 27.5      26.6      30.9      31.5     33.3      33.1      31.6
   Older Workers (45+)                           21.7      20.8      21.3      22.6     20.7      22.4      22.9
Average Duration (weeks)2                        25.8      24.8      26.6      23.2     21.2      17.8      15.4
   Youth (15-24)                                 16.2      15.4      13.7      12.7     11.5       9.8       8.7
   Older Workers (45+)                           33.4      31.1      42.6      39.2     33.6      28.1      25.8
----------------------------------------------------- -------------------------------------- -------------------
Notes:
1.       CMA is Census Metropolitan Area.  Toronto CMA includes the City of Toronto; the Regions of York, Peel and
         Halton (excluding Burlington); Uxbridge, Pickering, Ajax, Mono, Orangeville, New Tecumseth and Bradford West
         Gwillimbury.
2.       Prior to 1997, unemployment of 100 or more weeks was recorded as 99 due to data processing limitations. This restriction was removed for data after 1996.
Source:Statistics Canada.
                                            --------- -------------------------------------- -------------------

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                 2002 Ontario Economic Outlook and Fiscal Review
------------------------------------------------------------------------------------------------------------------

Table 26
Ontario, Employment Insurance (EI) and Social Assistance, 1988-2001
------------------------------------------------------------------------------------------------------------------
                                                    1988    1989    1990      1991        1992      1993      1994
----------------------------------------------------------------------------------- ------------------------------
EI Regular Beneficiaries (000s)                      172     167     225       319         322       294       228
EI Maximum Insurable Earnings ($)1                   565     605     640       680         710       745       780
EI Maximum Weekly Entitlement ($)                    339     363     384       408         426       425       429
EI Premium Rate
   Employer ($/$100 Insurable Earnings)             3.29    2.73    3.15 3.15/3.92(2)     4.20      4.20      4.30
   Employee ($/$100 Insurable Earnings)             2.35    1.95    2.25 2.25/2.80(2)     3.00      3.00      3.07
EI Total Benefits Paid ($ millions)3               2,370   2,470   3,419     5,362       5,845     5,406     4,511
EI Premiums Paid ($ millions)3                     4,879   4,359   5,432     6,220       7,353     7,567     8,067
Social Assistance Caseload (000s)5                   289     307     366       499         608       660       673

Table 26 (continued)                                1995    1996    1997      1998        1999      2000      2001
----------------------------------------------------------------------------------- ------------------------------
EI Regular Beneficiaries (000s)                      181     180     151       131         110       101       122
EI Maximum Insurable Earnings ($)1                   815     750  39,000    39,000      39,000    39,000    39,000
EI Maximum Weekly Entitlement ($)                    448     413     413       413         413       413       413
EI Premium Rate
   Employer ($/$100 Insurable Earnings)             4.20    4.13    4.06      3.78        3.57      3.36      3.15
   Employee ($/$100 Insurable Earnings)             3.00    2.95    2.90      2.70        2.55      2.40      2.25
EI Total Benefits Paid ($ millions)3               3,796   3,653   3,436     3,141       3,051     2,787     3,536
EI Premiums Paid ($ millions)3                     7,929   7,582   8,173     7,679       7,614     7,668    7,5114
Social Assistance Caseload (000s)5                   660     599     568       529         479       436       408
--------------------------------------------------------------------------------- --------------------------------
Notes:
1.       Effective January 1, 1997, the maximum weekly insurable earnings of $750 was eliminated and replaced with an annual maximum set at $39,000.
2.       Premium rates for 1991 changed at mid-year.
3.       Employment Insurance benefit payments are on a cash basis; premiums are paid on an accrual basis.
4.       Premiums paid in 2001 are Ontario Ministry of Finance estimates.
5.       The number of social assistance cases from 1998 to 2001 includes recipients of the Ontario Works program, the Ontario Disability Support Program, Temporary Care Assistance and the Assistance for Children with Severe
         Disabilities program.  The Ontario Works Act  was proclaimed in May 1998 and replaced the General Welfare Act.
         The Ontario Disability Support Program Act was proclaimed in June 1998.
Sources:      Statistics Canada, Human Resources Development Canada, Ontario Ministry of Finance and Ontario Ministry of
              Community, Family and Children's Services.
                                               ---------------------------------- -------------------------------

-------------------------------------------------------------------------------------------------------------------

                                       98

                              Economic Data Tables
-------------------------------------------------------------------------------------------------------------------

Table 27
Ontario, Labour Compensation, 1988-2001
-----------------------------------------------------------------------------------------------------------------
                                                      1988    1989      1990     1991     1992     1993      1994
------------------------------------------------ ----------------- --------------------------- -------- ---------
Average Weekly Earnings ($)1                            NA      NA        NA   576.88   599.56   612.76    628.50
   Increase (%)                                         NA      NA        NA       NA      3.9      2.2       2.6
CPI Inflation (%)                                      4.8     5.7       4.9      4.7      1.0      1.8       0.0
AWE Increase Less CPI Inflation (%)                     NA      NA        NA       NA      2.9      0.4       2.6
AWE - Manufacturing ($)                                 NA      NA        NA   683.30   716.55   739.20    761.95
   Increase (%)                                         NA      NA        NA       NA      4.9      3.2       3.1
   Increase Less CPI Inflation (%)                      NA      NA        NA       NA      3.9      1.4       3.1
Wage Settlement Increases (%)2
   All Sectors                                         4.7     5.6       6.5      4.9      2.7      1.0       0.4
   Public                                              4.7     5.8       6.8      5.0      2.6      0.5       0.1
   Private                                             4.6     5.1       6.3      4.6      2.7      1.9       1.1
Person Days Lost Due to Strikes and
   Lockouts (000s)                                   1,362     869     2,958      454      578      371       488
Minimum Wage at Year End ($/hour)                     4.75    5.00      5.40     6.00     6.35     6.35      6.70

Table 27 (continued)                                  1995    1996      1997     1998     1999     2000      2001
------------------------------------------------ ----------------- --------------------------- -------- ---------
Average Weekly Earnings ($)1                        634.47  649.71    663.51   672.14   681.97   697.77    711.04
   Increase (%)                                        0.9     2.4       2.1      1.3      1.5      2.3       1.9
CPI Inflation (%)                                      2.5     1.5       1.9      0.9      1.9      2.9       3.1
AWE Increase Less CPI Inflation (%)                   -1.6     0.9       0.2      0.4     -0.4     -0.6      -1.2
AWE - Manufacturing ($)                             770.80  794.09    821.28   841.39   851.17   869.40    882.75
   Increase (%)                                        1.2     3.0       3.4      2.4      1.2      2.1       1.5
   Increase Less CPI Inflation (%)                    -1.3     1.5       1.5      1.5     -0.7     -0.8      -1.6
Wage Settlement Increases (%)2
   All Sectors                                         1.0     1.1       1.2      1.6      2.1      2.7       2.9
   Public                                              0.2     0.3       0.7      1.3      1.4      2.7       2.9
   Private                                             1.7     2.2       2.3      2.1      3.1      2.4       3.0
Person Days Lost Due to Strikes and
   Lockouts (000s)                                     477   1,915     1,904    1,061651       650            672
Minimum Wage at Year End ($/hour)                     6.85    6.85      6.85     6.85     6.85     6.85      6.85
------------------------------------------------ ----------------- --------------------------- -------- ---------
Notes:
1.       Average Weekly Earnings (AWE) includes overtime. In 2001, Statistics Canada changed its estimates of AWE from the 1980 Standard Industrial Classification (SIC) to the North American Industry Classification System
         (NAICS).  AWE based on NAICS is available only back to 1991.
2.       Wage settlement increases are for collective agreements covering 200 or more employees.
Sources:      Statistics Canada, Ontario Ministry of Labour and Ontario Ministry of Finance.
                                                 ----------------- --------------------------- -------- ---------

-------------------------------------------------------------------------------------------------------------------

                                       99

                 2002 Ontario Economic Outlook and Fiscal Review
------------------------------------------------------------------------------------------------------------------

Table 28
Ontario, Employment by Occupation, 1990-2001
---------------------------------------------------------------------------------------------------------------
                                                                                                    (Thousands)
---------------------------------------------------------------------------------------------------------------
                                                                 1990    1991     1992    1993     1994    1995
---------------------------------------------------------------------------------------------------------------
Management                                                        484     516      494     523      507     547
Business, Finance and Administrative                            1,094   1,038    1,033     993      997   1,009
Natural and Applied Sciences                                      270     277      264     256      260     284
Health                                                            236     249      243     260      258     256
Social Science, Education, Government
     Service and Religion                                         315     318      343     340      374     342
Art, Culture, Recreation and Sport                                130     122      128     139      150     143
Sales and Service                                               1,199   1,161    1,174   1,207    1,197   1,223
Trades, Transport and Equipment Operators                         799     742      703     701      715     732
Primary Industry                                                  159     151      148     153      148     145
Processing, Manufacturing and Utilities                           506     442      419     403      435     450

Total                                                           5,191   5,016    4,949   4,974    5,039   5,131

Table 28 (continued)                                                                                (Thousands)
                                                                 1996    1997     1998    1999     2000    2001
---------------------------------------------------------------------------------------------------------------
Management                                                        537     548      552     550      566     557
Business, Finance and Administrative                              995     993    1,031   1,054    1,079   1,131
Natural and Applied Sciences                                      285     314      345     389      423     448
Health                                                            250     265      260     272      279     282
Social Science, Education, Government
     Service and Religion                                         341     345      359     390      401     404
Art, Culture, Recreation and Sport                                148     148      155     169      172     180
Sales and Service                                               1,255   1,264    1,316   1,351    1,408   1,434
Trades, Transport and Equipment Operators                         743     779      798     792      806     823
Primary Industry                                                  142     145      139     153      142     131
Processing, Manufacturing and Utilities                           485     512      536     569      597     573

Total                                                           5,181   5,313    5,490   5,688    5,872   5,963
---------------------------------------------------------------------------------------------------------------
Note:    Occupational groupings based on Standard Occupational Classification 1991 (SOC91).
Source:  Statistics Canada.
                                                            ---------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                       100

                              Economic Data Tables
-------------------------------------------------------------------------------------------------------------------

Table 29
Ontario, Distribution of Employment by Occupation, 1990-2001
----------------------------------------------------------------------------------------------------------------
                                                                                                      (Per Cent)
----------------------------------------------------------------------------------------------------------------
                                                                  1990    1991     1992    1993     1994    1995
----------------------------------------------------------------------------------------------------------------
Management                                                         9.3    10.3     10.0    10.5     10.1    10.7
Business, Finance and Administrative                              21.1    20.7     20.9    20.0     19.8    19.7
Natural and Applied Sciences                                       5.2     5.5      5.3     5.1      5.1     5.5
Health                                                             4.5     5.0      4.9     5.2      5.1     5.0
Social Science, Education, Government
     Service and Religion                                          6.1     6.3      6.9     6.8      7.4     6.7
Art, Culture, Recreation and Sport                                 2.5     2.4      2.6     2.8      3.0     2.8
Sales and Service                                                 23.1    23.1     23.7    24.3     23.8    23.8
Trades, Transport and Equipment Operators                         15.4    14.8     14.2    14.1     14.2    14.3
Primary Industry                                                   3.1     3.0      3.0     3.1      2.9     2.8
Processing, Manufacturing and Utilities                            9.8     8.8      8.5     8.1      8.6     8.8

Total                                                            100.0   100.0    100.0   100.0    100.0   100.0

Table 29 (continued)                                                                                  (Per Cent)
----------------------------------------------------------------------------------------------------------------
                                                                  1996    1997     1998    1999     2000    2001
----------------------------------------------------------------------------------------------------------------
Management                                                        10.4    10.3     10.1     9.7      9.6     9.3
Business, Finance and Administrative                              19.2    18.7     18.8    18.5     18.4    19.0
Natural and Applied Sciences                                       5.5     5.9      6.3     6.8      7.2     7.5
Health                                                             4.8     5.0      4.7     4.8      4.7     4.7
Social Science, Education, Government
     Service and Religion                                          6.6     6.5      6.5     6.9      6.8     6.8
Art, Culture, Recreation and Sport                                 2.9     2.8      2.8     3.0      2.9     3.0
Sales and Service                                                 24.2    23.8     24.0    23.7     24.0    24.0
Trades, Transport and Equipment Operators                         14.3    14.7     14.5    13.9     13.7    13.8
Primary Industry                                                   2.7     2.7      2.5     2.7      2.4     2.2
Processing, Manufacturing and Utilities                            9.4     9.6      9.8    10.0     10.2     9.6

Total                                                            100.0   100.0    100.0   100.0    100.0   100.0
----------------------------------------------------------------------------------------------------------------
Note:    Occupational groupings based on Standard Occupational Classification 1991 (SOC91).
Source:  Statistics Canada.
                                                             ---------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

                                       101

                 2002 Ontario Economic Outlook and Fiscal Review
-------------------------------------------------------------------------------------------------------------------

Table 30
Ontario, Employment by Industry, 1992-2001
----------------------------------------------------------------------------------------------------------------
                                                                                                     (Thousands)
----------------------------------------------------------------------------------------------------------------
                                                                         1992    1993     1994     1995     1996
------------------------------------------------------------------------------------- --------------------------
Goods Producing Industries                                              1,352   1,302    1,312    1,348    1,366

   Primary Industries                                                     162     159      155      152      151
     Agriculture                                                          110     114      112      107      105

   Manufacturing                                                          857     822      838      878      904

   Construction                                                           269     264      271      269      261

   Utilities                                                               64      57       49       49       50

Services Producing Industries                                           3,597   3,672    3,727    3,782    3,815

   Trade                                                                  765     778      771      767      783

   Transportation and Warehousing                                         212     221      236      242      244

   Finance, Insurance, Real Estate and Leasing                            367     367      355      365      372

   Professional, Scientific and Technical Services                        267     270      282      302      313

   Management, Administrative and Other Support                           144     152      158      174      181

   Educational Services                                                   346     356      364      358      340

   Health Care and Social Assistance                                      484     496      503      510      503

   Information, Culture and Recreation                                    202     209      223      233      232

   Accommodation and Food Services                                        277     281      288      293      315

   Public Administration                                                  318     318      314      305      290

   Other Services                                                         216     225      234      235      242

Total Employment                                                        4,949   4,974    5,039    5,131    5,181

------------------------------------------------------------------------------------- --------------------------

-------------------------------------------------------------------------------------------------------------------

                                       102

                              Economic Data Tables
-------------------------------------------------------------------------------------------------------------------

Table 30 (continued)
Ontario, Employment by Industry, 1992-2001
----------------------------------------------------------------------------------------------------------------
                                                                                                     (Thousands)
----------------------------------------------------------------------------------------------------------------
                                                                          1997     1998    1999    2000     2001
------------------------------------------------------------------------------------------------------- --------
Goods Producing Industries                                               1,412    1,469   1,550   1,602    1,602

   Primary Industries                                                      143      144     152     133      122
     Agriculture                                                           103      106     114      98       84

   Manufacturing                                                           939      989   1,049   1,099    1,088

   Construction                                                            282      288     300     324      343

   Utilities                                                                48       49      50      46       50

Services Producing Industries                                            3,902    4,021   4,138   4,271    4,361

   Trade                                                                   802      813     850     874      924

   Transportation and Warehousing                                          248      261     260     278      276

   Finance, Insurance, Real Estate and Leasing                             377      376     384     385      395

   Professional, Scientific and Technical Services                         350      372     397     424      437

   Management, Administrative and Other Support                            194      210     224     246      249

   Educational Services                                                    340      347     368     369      358

   Health Care and Social Assistance                                       495      518     518     544      553

   Information, Culture and Recreation                                     248      243     257     282      299

   Accommodation and Food Services                                         316      335     340     343      342

   Public Administration                                                   279      284     286     274      275

   Other Services                                                          251      262     254     252      254

Total Employment                                                         5,313    5,490   5,688   5,872    5,963
------------------------------------------------------------------------------------------------------- --------
Note:Industrial groupings based on North American Industry Classification System (NAICS).
Source:Statistics Canada.
                                                                     ---------------------------------- --------

-------------------------------------------------------------------------------------------------------------------

                                       103

                 2002 Ontario Economic Outlook and Fiscal Review
-------------------------------------------------------------------------------------------------------------------

Table 31
Ontario, Growth in Employment by Industry, 1992-2001
----------------------------------------------------------------------------------------------------------------
                                                                                               (Per Cent Change)
----------------------------------------------------------------------------------------------------------------
                                                                         1992    1993     1994     1995     1996
------------------------------------------------------------------------------------- --------------------------
Goods Producing Industries                                               -4.8    -3.7      0.8      2.7      1.3

   Primary Industries                                                    -2.3    -1.5     -2.5     -1.8     -0.9
     Agriculture                                                         -1.7     3.3     -2.2     -4.3     -1.5

   Manufacturing                                                         -5.3    -4.2      2.0      4.8      2.9

   Construction                                                          -5.6    -1.9      2.5     -0.7     -2.6

   Utilities                                                              0.3   -11.5    -13.9      0.6      1.6

Services Producing Industries                                             0.0     2.1      1.5      1.5      0.9

   Trade                                                                  0.9     1.6     -0.9     -0.6      2.2

   Transportation and Warehousing                                        -5.0     4.5      6.6      2.8      0.6

   Finance, Insurance, Real Estate and Leasing                           -3.8     0.0     -3.4      2.8      2.2

   Professional, Scientific and Technical Services                       -0.6     1.1      4.4      7.0      3.8

   Management, Administrative and Other Support                           0.8     5.7      3.8      9.9      4.0

   Educational Services                                                   3.7     3.0      2.2     -1.7     -5.0

   Health Care and Social Assistance                                      0.4     2.5      1.5      1.4     -1.4

   Information, Culture and Recreation                                   -1.3     3.4      6.7      4.6     -0.5

   Accommodation and Food Services                                        2.1     1.3      2.5      1.8      7.4

   Public Administration                                                  0.7     0.2     -1.4     -2.8     -4.9

   Other Services                                                         0.6     4.1      4.2      0.4      3.1

Total Employment                                                         -1.3     0.5      1.3      1.8      1.0

------------------------------------------------------------------------------------- --------------------------

-------------------------------------------------------------------------------------------------------------------

                                       104

                              Economic Data Tables
-------------------------------------------------------------------------------------------------------------------

Table 31 (continued)
Ontario, Growth in Employment by Industry, 1992-2001
----------------------------------------------------------------------------------------------------------------
                                                                                               (Per Cent Change)
----------------------------------------------------------------------------------------------------------------
                                                                          1997     1998    1999    2000     2001
------------------------------------------------------------------------------------------------------- --------
Goods Producing Industries                                                 3.4      4.1     5.5     3.3      0.0

   Primary Industries                                                     -5.5      1.1     5.6   -12.7     -8.5
     Agriculture                                                          -2.5      3.1     7.9   -14.4    -14.2

   Manufacturing                                                           3.9      5.4     6.0     4.8     -1.0

   Construction                                                            8.0      1.8     4.4     7.8      6.1

   Utilities                                                              -3.2      1.0     1.2    -6.3      7.1

Services Producing Industries                                              2.3      3.0     2.9     3.2      2.1

   Trade                                                                   2.4      1.4     4.5     2.8      5.7

   Transportation and Warehousing                                          1.8      5.3    -0.5     7.0     -0.7

   Finance, Insurance, Real Estate and Leasing                             1.3     -0.5     2.3     0.3      2.4

   Professional, Scientific and Technical Services                        11.7      6.3     6.5     6.8      3.1

   Management, Administrative and Other Support                            7.4      8.0     7.0     9.5      1.5

   Educational Services                                                    0.0      2.1     6.2     0.2     -3.0

   Health Care and Social Assistance                                      -1.5      4.6     0.0     5.0      1.5

   Information, Culture and Recreation                                     7.0     -2.1     5.7     9.9      6.1

   Accommodation and Food Services                                         0.6      5.8     1.6     0.7     -0.3

   Public Administration                                                  -3.7      1.6     0.6    -4.0      0.3

   Other Services                                                          3.5      4.6    -3.3    -0.8      0.9

Total Employment                                                           2.6      3.3     3.6     3.2      1.5
------------------------------------------------------------------------------------------------------- --------
Note:Industrial groupings based on North American Industry Classification System (NAICS).
Source:Statistics Canada.
                                                                     ---------------------------------- --------

-------------------------------------------------------------------------------------------------------------------

                                       105

                 2002 Ontario Economic Outlook and Fiscal Review
-------------------------------------------------------------------------------------------------------------------

Table 32
Ontario, Employment Level by Economic Regions, 1991-20022
----------------------------------------------------------------------------------------------------------------
                                                                                                     (Thousands)
----------------------------------------------------------------------------------------------------------------
                                                            1991      1992     1993      1994     1995      1996
---------------------------------------------------------------- ------------------ ------------------ ---------
Ontario                                                    5,016     4,949    4,974     5,039    5,131     5,181
Region:*
East                                                         689       682      683       701      674       674
Ottawa (510)                                                 513       508      503       521      501       508
Kingston-Pembroke (515)                                      176       174      180       180      172       166
Greater Toronto Area (530)1                                2,130     2,104    2,118     2,115    2,215     2,242
Central                                                    1,163     1,149    1,139     1,173    1,194     1,209
Muskoka-Kawarthas (520)                                      136       140      136       137      148       148
Kitchener-Waterloo-Barrie (540)                              449       450      458       470      469       478
Hamilton-Niagara Peninsula (550)                             578       559      546       567      577       583
Southwest                                                    682       676      689       705      686       699
London (560)                                                 281       275      285       288      285       278
Windsor-Sarnia (570)                                         263       266      267       274      271       279
Stratford-Bruce Peninsula (580)                              138       135      137       143      130       142
North                                                        352       337      344       345      362       357
Northeast (590)                                              244       233      238       237      248       247
Northwest (595)                                              108       104      106       108      114       110

Table 32 (continued)                                                                                 (Thousands)
----------------------------------------------------------------------------------------------------------------
                                                            1997      1998     1999      2000     2001     20022
---------------------------------------------------------------- ------------------ ------------------ ---------
Ontario                                                    5,313     5,490    5,688     5,872    5,963     6,049
Region:*
East                                                         685       726      750       757      776       784
Ottawa (510)                                                 516       543      555       573      587       589
Kingston-Pembroke (515)                                      170       183      195       184      189       195
Greater Toronto Area (530)1                                2,348     2,426    2,511     2,616    2,689     2,731
Central                                                    1,230     1,276    1,322     1,371    1,374     1,396
Muskoka-Kawarthas (520)                                      150       152      161       165      157       158
Kitchener-Waterloo-Barrie (540)                              496       515      543       552      562       581
Hamilton-Niagara Peninsula (550)                             584       609      618       654      655       657
Southwest                                                    704       714      744       763      757       767
London (560)                                                 283       286      299       307      304       306
Windsor-Sarnia (570)                                         277       286      296       304      305       309
Stratford-Bruce Peninsula (580)                              145       142      149       152      148       152
North                                                        345       348      361       366      366       370
Northeast (590)                                              241       244      249       253      256       255
Northwest (595)                                              105       105      112       113      110       115
---------------------------------------------------------------- ------------------ ------------------ ---------
*        Standard deviations vary significantly across regions, decreasing as the size of the region increases.
Notes:
All figures are average annual employment levels.
1.       Economic region of Toronto (530) closely matches the GTA, except that it excludes the City of Burlington.
2.       Figures are year-to-date averages of the first 10 months of 2002.
Sources: Statistics Canada and Ontario Ministry of Finance.
                                                       --------- ------------------ ------------------ ---------

                                                       --------- ------------------ ------------------ ---------

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                              Economic Data Tables
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Table 33
Ontario, Employment Level by Industry for Economic Regions, 2001
-------------------------------------------------------------------------------------------------------------------
                                                                                                        (Thousands)
-------------------------------------------------------------------------------------------------------------------
                                                              All                                             Manu-
                                                       Industries    Agriculture        Resources(1)      facturing
                                                 ------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Ontario                                                     5,963             84                38            1,088
Region:
East                                                          776             12                 3               91
Ottawa (510)                                                  587              9                 1               66
Kingston-Pembroke (515)                                       189              3                 2               25
Greater Toronto Area (530)                                  2,689              9                 5              488
Central                                                     1,374             29                 4              305
Muskoka-Kawarthas (520)                                       157              5                 2               31
Kitchener-Waterloo-Barrie (540)                               562              9                 1              138
Hamilton-Niagara Peninsula (550)                              655             15                 1              136
Southwest                                                     757             30                 3              162
London (560)                                                  304              9                 1               55
Windsor-Sarnia (570)                                          305              8                 2               79
Stratford-Bruce Peninsula (580)                               148             13                 1               28
North                                                         366              3                23               42
Northeast (590)                                               256              2                13               27
Northwest (595)                                               110              1                10               15
Table 33 (continued)                                                                                    (Thousands)
-------------------------------------------------------------------------------------------------------------------
                                                                                    Finance, Prof.   Info., Culture
                                                     Construction  Distributive2          & Mgmt.3    & Recreation4
                                                 ------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Ontario                                                       343            549             1,080              299
Region:
East                                                           39             52               132               38
Ottawa (510)                                                   30             39               105               31
Kingston-Pembroke (515)                                         9             13                26                7
Greater Toronto Area (530)                                    147            277               623              161
Central                                                        91            121               194               57
Muskoka-Kawarthas (520)                                        15             11                19                6
Kitchener-Waterloo-Barrie (540)                                39             50                81               22
Hamilton-Niagara Peninsula (550)                               37             60                93               28
Southwest                                                      45             67                92               30
London (560)                                                   20             27                45               11
Windsor-Sarnia (570)                                           15             24                31               16
Stratford-Bruce Peninsula (580)                                11             16                16                3
North                                                          21             33                40               13
Northeast (590)                                                15             23                30               10
Northwest (595)                                                 6             10                10                3
-------------------------------------------------------------------------------------------------------------------

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                                       107

                 2002 Ontario Economic Outlook and Fiscal Review
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Table 33 (continued)
Ontario, Employment Level by Industry for Economic Regions, 2001
---------------------------------------------------------------------------------------------------------------
                                                                                                    (Thousands)
---------------------------------------------------------------------------------------------------------------
                                                    Retail Trade      Personal Services5              Education
---------------------------------------------------------------- ----------------------------------------------
Ontario                                                      701                     596                    358
Region:
East                                                          91                      81                     59
Ottawa (510)                                                  60                      60                     42
Kingston-Pembroke (515)                                       31                      22                     17
Greater Toronto Area (530)                                   308                     238                    138
Central                                                      162                     150                     86
Muskoka-Kawarthas (520)                                       17                      18                      9
Kitchener-Waterloo-Barrie (540)                               65                      57                     35
Hamilton-Niagara Peninsula (550)                              80                      75                     42
Southwest                                                     87                      83                     48
London (560)                                                  32                      33                     23
Windsor-Sarnia (570)                                          35                      32                     19
Stratford-Bruce Peninsula (580)                               20                      17                      6
North                                                         52                      43                     27
Northeast (590)                                               38                      29                     19
Northwest (595)                                               13                      14                      8
Table 33 (continued)                                                                                (Thousands)
---------------------------------------------------------------------------------------------------------------
                                        Health & Soc. Assistance                          Public Administration
---------------------------------------------------------------- ----------------------------------------------
Ontario                                                      553                                            275
Region:
East                                                          81                                             97
Ottawa (510)                                                  59                                             85
Kingston-Pembroke (515)                                       22                                             13
Greater Toronto Area (530)                                   209                                             84
Central                                                      128                                             49
Muskoka-Kawarthas (520)                                       18                                              7
Kitchener-Waterloo-Barrie (540)                               46                                             19
Hamilton-Niagara Peninsula (550)                              63                                             23
Southwest                                                     85                                             24
London (560)                                                  38                                             10
Windsor-Sarnia (570)                                          33                                             10
Stratford-Bruce Peninsula (580)                               14                                              3
North                                                         50                                             20
Northeast (590)                                               35                                             15
Northwest (595)                                               15                                              6
---------------------------------------------------------------- ----------------------------------------------
     All figures are average annual employment levels.
         Sub-regional figures may not add up to regional totals due to rounding.
         Employment numbers under 1,500 are suppressed because they are statistically unreliable.
         See standard deviation and GTA note for Table 32.
         Industrial groupings based on North American Industry Classification System (NAICS).
Notes:
1.       Includes Forestry, Fishing, Mining, Oil and Gas.
2.       Includes Transportation and Warehousing, Utilities and Wholesale Trade.
3.       Includes Finance, Insurance, Real Estate and Leasing; Management of Companies,  Administrative and Support Services; and Professional,
         Scientific and Technical Services.
4.       Information, Culture and Recreation includes industries such as Publishing, Motion Picture and Sound Recording, Broadcasting and
         Telecommunications, Information Services and Data Processing Services, Performing Arts, Spectator Sports and Related Industries, Heritage
         Institutions and Amusement, Gambling and Recreation.
5.       Includes Accommodation and Food Services and Other Services (such as Repair and Maintenance, Personal and Laundry, Religious, Grant-making,
         Civic, Professional and Similar Organizations).
Sources:Statistics Canada and Ontario Ministry of Finance.
                                      -------------------------- ----------------------------------------------

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                                       108

                              Economic Data Tables
-------------------------------------------------------------------------------------------------------------------

Ontario Economic Regions(1)
----------------------------------------------------------------------------------------------------------------
East
Ottawa (510)                                The united counties of Stormont, Dundas and Glengarry,
                                            Prescott and Russell, Leeds and Grenville, the county of
                                            Lanark and the Ottawa Division
Kingston-Pembroke (515)                     The counties of Lennox and Addington, Hastings, Renfrew
                                            and Frontenac and the Prince Edward Division
Central
Muskoka-Kawarthas (520)                     The counties of Northumberland, Peterborough, Haliburton,
                                            the Muskoka District Municipality and the Kawartha Lakes
                                            Division
Kitchener-Waterloo-Barrie (540)             The counties of Dufferin, Wellington and Simcoe and the
                                            Waterloo Regional Municipality
Hamilton-Niagara Peninsula (550)            The county of Brant, the Regional Municipalities of Niagara,
                                            Haldimand-Norfolk, the Hamilton Division and the City of
                                            Burlington in Halton Regional Municipality
Greater Toronto Area 2
Toronto (530)                               Toronto Division, the Regional Municipalities of Durham,
                                            York, Peel and Halton (excluding the City of Burlington)
Southwest
London (560)                                The counties of Oxford, Elgin and Middlesex
Windsor-Sarnia (570)                        The counties of Lambton and Essex and the Chatham-Kent
                                            Division
Stratford-Bruce Peninsula (580)             The counties of Perth, Huron, Bruce and Grey
North
Northeast (590)                             The districts of Nipissing, Parry Sound, Manitoulin, Sudbury,
                                            Timiskaming, Cochrane, Algoma and the Greater Sudbury
                                            Division
Northwest (595)                             The districts of Thunder Bay, Rainy River and Kenora

------------------------------------------  --------------------------------------------------------------------
Notes:
1.   As defined by Statistics Canada, Standard Geographical Classification SGC 2001.
2.   Economic Region 530 closely matches the GTA, except that it excludes the City of Burlington.
                                            --------------------------------------------------------------------

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                                       109